CONDENSED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Operating expenses:
Amortization of intangible assets	$ (173)	$ 0
Research and development expenses	(278)	(11,407)
General and administrative expenses	(1,917)	(1,503)
Operating loss	(2,368)	(12,910)
Financial income, net	52	92
Net loss and comprehensive loss	$ (2,316)	$ (12,818)
Basic net loss per share	$ (1.09)	$ (63.15)
Diluted net loss per share	$ (1.09)	$ (63.15)
Weighted average number of Ordinary shares used in computing basic net loss per share	2,123,538	202,991
Weighted average number of Ordinary shares used in computing diluted net loss per share	2,123,538	202,991